UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 8, 2003
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                                    DVL, INC.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

          1-8356                                           13-2892858
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(Commission File Number)                    (IRS Employer Identification Number)

               70 East 55th Street, 7th Floor, New York, NY 10022
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               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (212) 350-9900
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits.

Exhibit         Description

99.1            Press Release, dated August 8, 2003.

ITEM 12. Results of Operations and Financial Condition

            On August 8, 2003, the Registrant issued a press release announcing earnings for the quarter ended June 30, 2003. The full text of the press release issued by the Registrant on August 8, 2003 is attached hereto as
      Exhibit 99.1 and is incorporated herein by reference.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             DVL, INC.


                                             By: /s/ Henry Swain
                                                 -------------------------------
                                             Name:  Henry Swain
                                             Title: Vice President

Date: August 14, 2003


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